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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 1998
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                            NORLAND MEDICAL SYSTEMS, INC.
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                (Exact name of registrant as specified in its charter)

Delaware                                0-26206             06-1387931
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(State or other jurisdiction            (Commission         (IRS Employer
 of incorporation)                      File Number)         Identification No.)

106 Corporate Park Drive, Suite 106, White Plains, NY              10604
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(Address of principal executive offices                          (Zip Code)

Registrant's telephone number, including area code: (914) 694-2285
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ITEM 5.  Other Events

     The patent infringement action brought against the Registrant by Lunar Corporation and Stanford University, first reported in the Registrant's Form
10-Q for the quarter ended June 30, 1998, has been settled and   the technology
in issue has been licensed to the Registrant pursuant to a royalty arrangement.



                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORLAND MEDICAL SYSTEMS, INC.



Date:  December 4, 1998            By:/s/ Kurt W. Streams
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                                          Kurt W. Streams
                                          Vice President, Finance and Secretary